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                                                                   EXHIBIT 23(a)

                      INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of CNB, Inc. on Form S-4 of our report dated January 19, 1996, appearing in the Annual Report on Form 10-KSB of CNB, Inc. for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

                                                 /s/ OSBURN, HENNING AND COMPANY
                                                 -------------------------------
                                                 OSBURN, HENNING AND COMPANY

Orlando, Florida
June 21, 1996